UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2023, Novanta Corporation (the “Buyer”), a wholly-owned subsidiary of Novanta Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Motion Solutions Holdings LLC (the “Seller”) and Motion Solutions Parent Corp. (“Motion Solutions”). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Purchase Agreement, the Buyer agrees to acquire the issued and outstanding capital stock of Motion Solutions (the “Acquisition”).

Pursuant to the terms of the Purchase Agreement, the Buyer has agreed to pay the Seller a purchase price of $189.0 million in cash upon the closing of the Acquisition, subject to certain customary closing conditions and purchase price adjustments for cash on hand, indebtedness and net working capital, as defined in the Purchase Agreement. A portion of the purchase price will be placed in escrow upon the closing of the Acquisition to satisfy these purchase price adjustment obligations.

The completion of the Acquisition is subject to certain conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Acquisition is expected to be completed in the first quarter of 2024. The Buyer intends to fund the Acquisition using cash on hand and by drawing on the Company’s revolving credit facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of A Registrant.

The information set forth in Item 1.01 in connection with the planned drawdown on the Company’s revolving credit facility to fund a substantial majority of the purchase price for the Acquisition is incorporated in this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On November 14, 2023, the Company issued a press release announcing the signing of the Purchase Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

Also on November 14, 2023, the Company will hold a conference call to discuss the Acquisition. A copy of the conference call presentation is attached hereto as Exhibit 99.2 and is also available on the Company’s website, https://www.novanta.com, in the Investor Relations section.

The information contained in this Current Report, including Exhibit 99.1 and Exhibit 99.2, is furnished under this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions.

These forward-looking statements include, but are not limited to, statements regarding the ability of the parties to consummate the proposed transaction; the ability of the parties to satisfy the conditions precedent to consummation of the proposed transaction, including the ability to secure the applicable regulatory approvals on the terms expected, at all or in a timely manner; our ability to successfully integrate Motion Solutions, and our ability to implement our plans, forecasts and other expectations with respect to Motion Solutions’ business after the completion of the acquisition and realize expected synergies; the effect of the announcement of the proposed transaction on the ability of Motion Solutions to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of Motion Solutions management's attention from ongoing business operations due to the proposed transaction; significant costs associated with the proposed transaction; sources of funding for the Motion Solutions acquisition; benefits of the Motion Solutions acquisition; our expectation that Motion Solutions expands Novanta’s position in medical and life science markets, such as spatial biology, genomics, proteomics, medical robotics, and lab automation; our expectation that the Motion Solutions acquisition will create stronger partnerships with our original equipment manufacturer customers to help us accelerate our strategic goals with an ability to cross sell to our mutual customers; Motion Solutions’ expected 2023 revenues; and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various important factors, including, but not limited to, the following: economic and political conditions and the effects of these conditions on our customers’ businesses, capital expenditures and level of business activities; risks associated with epidemics or pandemics, and other events outside our control; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate, introduce new products timely, and successfully commercialize our innovations; failure to introduce new products in a timely manner; customer order timing and other similar factors may cause fluctuations in our operating results; cyberattacks, disruptions or other breaches in security of our and our third-party providers’ information technology systems; our failure to comply with data privacy regulations; changes in interest rates, credit ratings or foreign currency exchange rates; risks associated with our operations in foreign countries; our increased use of outsourcing in foreign countries; risks associated with increased outsourcing of components manufacturing; our exposure to increased tariffs, trade restrictions or taxes on our products; the continuing impact of “Brexit”; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; failure to successfully integrate recent and future acquisitions into our business; our ability to attract and retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of certain key components or other goods from our suppliers; our failure to accurately forecast component and raw material requirements leading to excess inventories or delays in the delivery of our products; production difficulties and product delivery delays or disruptions; our exposure to medical device regulations, which may impede or hinder the approval or sale of our products and, in some cases, may ultimately result in an inability to obtain approval of certain products or may result in the recall or seizure of previously approved products; potential penalties for violating foreign and U.S. federal, and state healthcare laws and regulations; impact of healthcare industry cost containment and healthcare reform measures; changes in governmental regulations affecting our business or products; our failure to implement new information technology systems and software successfully; our failure to realize the full value of our intangible assets; reliance on original equipment manufacturer customers; increasing scrutiny and changing expectations from investors, customers, and governments with respect to Environmental, Social and Governance policies and practices; our exposure to the credit risk of some of our customers and in weakened markets; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; changes in tax laws and fluctuations in our effective tax rates; any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; our existing indebtedness limiting our ability to engage in certain activities; volatility in the market price for our common shares; and our failure to maintain appropriate internal controls in the future.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of Novanta Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated by Novanta Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2023 and as further updated by its subsequent filings with the Securities and Exchange Commission (“SEC”), and its future filings with the SEC. These forward-looking statements are based on Novanta Inc.’s beliefs and assumptions and on information currently available to Novanta Inc. Novanta Inc. disclaims any obligation to publicly update or revise any forward-looking statements as a result of developments occurring after the date of this Form 8-K except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 14, 2023
99.2	Investor Conference Call Presentation, dated November 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: November 14, 2023	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer